                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): NOVEMBER 13, 2000
                                                        ------------------


                               KOGER EQUITY, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    FLORIDA
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-9997                                        59-2898045
-------------------------------------------------------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


     8880 FREEDOM CROSSING TRAIL
        JACKSONVILLE, FLORIDA                                     32256
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (904) 732-1000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA

-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Reports)

ITEM 5.  OTHER EVENTS.

On November 13, 2000, Koger Equity, Inc. reported on its financial results and other activities for its fiscal quarter ended September 30, 2000. On November 14, 2000, Koger Equity, Inc. announced that during the fourth quarter of 2000, the final stage of a previously announced restructuring involving staff reductions, there would be an additional one-time charge of $2.6 million, which charge will reduce the Company's Funds From Operations by $2.2 million or $0.08 per share. For further information concerning these matters, see the Company's news releases, dated November 13, 2000, and November 14, 2000, which are Exhibits 99(a) and 99(b), respectively, to this Report and are incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS


                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  ------            ----------------------
                    99(a)           Koger Equity, Inc. News Release, dated November 13, 2000.
                    99(b)           Koger Equity, Inc. News Release, dated November 14, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             KOGER EQUITY, INC.



Dated:  November 14, 2000                    By:     /s/ Robert E. Onisko
                                                -------------------------------
                                                          Robert E. Onisko
                                             Title:   Chief Financial Officer

                                 EXHIBIT INDEX

The following designated exhibits are filed herewith:


                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  ------            ----------------------
                    99(a)           Koger Equity, Inc. News Release, dated November 13, 2000.
                    99(b)           Koger Equity, Inc. News Release, dated November 14, 2000.